Loans Payable	12 Months Ended
Dec. 31, 2023
Loans Payable [Abstract]
Loans payable
12.	Loans payable

	As at	As at	As at
	December 31,	December 31,	December 31,
	2023	2022	2021
Balance, beginning of the period	$-	$-	$2,543,083
New loans(1)(2)	691,500	10,000,000	1,432,000
Loan assumed in business acquisition(3)	410,700	-	-
Repayment of loans	(1,027,754)	(10,000,000)	(3,975,083)
Interest	225,373	-	-
Fair value adjustment	310,521	-	-
Balance, end of the period	610,340	-	-
Long-term loans payable	(356,710)	-	-
	$253,630	$-	$-

(1)	On March 2, 2022, the Company announced the closing of a $10,000,000 committed, collateralized revolving credit facility with Securitize, Inc. (the “Loan Facility”). The Loan Facility had a one-year committed term and an interest rate of 7.5% per annum.

(2)	The Company entered into a loan agreement with Doge Capital LLC (“Doge”), a company controlled by the chief executive officer, dated February 6, 2023, whereby Doge lent the Company the equivalent value of 30 Bitcoins, being $691,500, and the Company agreed to repay Doge 36 Bitcoins as full repayment of the loan. The Company shall repay Doge 3 Bitcoins per month for 12 consecutive months with the first payment due on March 1, 2023 and the remaining 11 payments due on the first day of each successive month.

(3)	Upon the closing of the power plant transaction (note 4), the Company assumed a loan agreement with Niagara Mohawk Power Corporation dated September 1, 2020. The Company is required to make minimum payments of $2,500 per month, with the outstanding balance of $410,700. As the outstanding principal balance was not paid in full as of September 6, 2023, interest shall accrue on the outstanding balance as of that date and each subsequent month thereafter at the rate for overdue payments described as in National Grid’s Electricity Tariff for Service Classification No 6.